OCTOBER 17, 1995


SECURITIES AND EXCHANGE COMMISSION
450 FIFTH STREET, N.W.
WASHINGTON, D.C.

RE:RULE 24F-2 NOTICE FILED WITH RESPECT TO THE DESCRIBED SERIES OF THE
   NUVEEN TAX-EXEMPT UNIT TRUST
   -------------------------------------------------------------------

DEAR SIR OR MADAM:

I AM COUNSEL TO JOHN NUVEEN & CO. INCORPORATED, SPONSOR OF THE VARIOUS SERIES OF THE NUVEEN TAX-EXEMPT UNIT TRUST, AND HAVE ADVISED IT IN CONNECTION WITH ITS FILING FOR THE SERIES LISTED BELOW OF THE NOTICES REQUIRED BY RULE 24F-2 FOR THE PERIOD ENDED SEPTEMBER 30, 1995, WHICH BY THEIR TERMS UNDER THE RULE MAKE DEFINITE THE REGISTRATION OF UNITS OF INTEREST IN EACH SUCH SERIES. I AM FAMILIAR WITH THE REGISTRATION STATEMENT OF EACH SERIES FILED ON FORM S-6 AND ALL AMENDMENTS THERETO, AND WITH THE PROCEDURES TAKEN AND PROPOSED TO BE TAKEN BY EACH SERIES WITH RESPECT TO THE AUTHORIZATION, ISSUANCE AND SALE OF THE UNITS.

RULE 24F-2 NOTICES ARE BEING FILED CONCURRENTLY HEREWITH FOR THE
FOLLOWING SERIES:

NAME                                                 SEC FILE NO.
----                                                 ------------


NUVEEN TAX-EXEMPT UNIT TRUST Series
-----------------------------------
Series  748                                           33-54711
Series  750                                           33-55109
Series  752                                           33-55169
Series  753                                           33-55351
Series  754                                           33-55389
Series  755                                           33-55395
Series  756                                           33-55405
Series  757                                           33-55431
Series  758                                           33-55677
Series  759                                           33-55705
Series  760                                           33-55749
Series  761                                           33-55815
Series  762                                           33-55827
Series  763                                           33-55859
Series  764                                           33-55869
Series  765                                           33-55875
Series  766                                           33-55907
Series  767                                           33-56347
Series  768                                           33-56357
Series  769                                           33-56439
Series  770                                           33-56459
Series  771                                           33-56579
Series  772                                           33-56655
Series  773                                           33-56673
Series  774                                           33-56749
Series  775                                           33-56793
Series  776                                           33-56795
Series  777                                           33-56805
Series  778                                           33-56815
Series  779                                           33-56847
Series  780                                           33-57123
Series  781                                           33-57133
Series  782                                           33-57187
Series  783                                           33-57201
Series  784                                           33-57203
Series  785                                           33-57365
Series  786                                           33-57383
Series  787                                           33-57539
Series  788                                           33-57561
Series  789                                           33-57581
Series  790                                           33-57819
Series  791                                           33-57929
Series  792                                           33-57959
Series  793                                           33-58025
Series  794                                           33-58035
Series  795                                           33-58059
Series  796                                           33-58179
Series  797                                           33-58253
Series  798                                           33-58391
Series  799                                           33-58415
Series  800                                           33-58475
Series  801                                           33-58659
Series  802                                           33-58725
Series  803                                           33-58831
Series  804                                           33-58961
Series  805                                           33-59079
Series  806                                           33-59089
Series  807                                           33-59205
Series  808                                           33-59453
Series  809                                           33-59597
Series  810                                           33-59761
Series  811                                           33-59809

Series  812                                           33-60107
Series  813                                           33-60349
Series  814                                           33-60639
Series  815                                           33-61067
Series  816                                           33-61071
Series  817                                           33-60961
Series  818                                           33-61473
Series  819                                           33-61567
Series  820                                           33-61609
Series  821                                           33-61963
Series  822                                           33-62093
Series  823                                           33-62325
Series  824                                           33-62435
Series  825                                           33-62571
Series  826                                           33-62599
Series  827                                           33-62615

BASED UPON AN EXAMINATION AND MY KNOWLEDGE OF THE ACTIVITIES OF EACH OF THE ABOVE LISTED SERIES, IT IS MY OPINION THAT THE UNITS THEREOF WERE LEGALLY ISSUED, FULLY PAID AND NON-ASSESSABLE.

I CONSENT TO THE FILING OF THIS OPINION IN CONNECTION WITH THE RULE 24F-2 NOTICE FOR EACH SUCH SERIES FOR THE PERIOD ENDED SEPTEMBER 30, 1995.


VERY TRULY YOURS,

JOHN NUVEEN & CO. INCORPORATED

/S/JAMES J. WESOLOWSKI

JAMES J. WESOLOWSKI
GENERAL COUNSEL